                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     /_/  Definitive Proxy Statement

     /_/  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
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                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     /_/  Fee  computed  on table  below  per  Exchange  Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     /_/  Fee paid previously with preliminary materials:

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     /_/  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                                      -2-

          The Computer Horizons Full Value Committee (the "Committee"), together with the other participants named herein, is filing materials  contained in this
Schedule 14A with the Securities and Exchange  Commission  ("SEC") in connection with a preliminary  filing with the SEC of a proxy  statement  and  accompanying proxy  card to be used to solicit  votes  against a  proposed  merger  involving
Computer Horizons Corp. (the "Company") and Analysts  International  Corporation
to be  submitted  to a vote of the  shareholders  of the  Company  at a  special meeting of shareholders scheduled to be held in August 2005 (the "Merger Special
Meeting").  The  Committee  expects  to  prepare  and  file a  definitive  proxy statement in connection with the Merger Special  Meeting.  The Committee has not yet filed a proxy  statement with the SEC with regard to the special  meeting of shareholders to be held to replace the Company's existing Board of Directors.

          Item 1: On July 28, 2005, The Computer  Horizons Full Value  Committee
issued the following press release.

               COMPUTER HORIZONS FULL VALUE COMMITTEE FILES FORMAL
       DEMAND THAT COMPANY HOLD SPECIAL MEETING TO REPLACE EXISTING BOARD

          COMMITTEE CONTINUES TO URGE SHAREHOLDERS TO VOTE AGAINST THE
                  PROPOSED MERGER WITH ANALYSTS INTERNATIONAL

New York,  NY,  July 28,  2005 - The  Computer  Horizons  Full  Value  Committee
yesterday  notified  Computer Horizons Corp.  (NASDAQ:  CHRZ) of a demand for an additional  special  meeting of  shareholders to be held to replace the existing
Board of Directors.  The Committee  believes that this meeting should be held on
September 14, 2005, in accordance  with its demand.  Further  information can be found  in the  amendment  to the  Schedule13D  filed by the  Committee  with the
Securities and Exchange Commission.

Speaking on behalf of the  Committee,  Eric  Rosenfeld,  President  of Crescendo
Partners,  stated,  "We don't  believe that this  proposed  merger with Analysts
International is in the best interests of the shareholders of Computer Horizons.
We believe Computer Horizons is paying too much, the proposed merger will dilute
Computer Horizons most profitable and promising business segments, it represents a significant  change in strategy which has not been  justified to  shareholders and there are potentially more favorable  strategic  opportunities  for Computer
Horizons than this proposed merger."

Mr.  Rosenfeld noted, "We believe it is time to have a new board of directors in place committed to maximizing shareholder value and willing to fully examine any and all strategic alternatives. It is interesting to note that Computer Horizons has now  disclosed in its recent  amended proxy filing with the  Securities  and
Exchange Commission that it received a verbal indication of interest regarding a possible transaction from a larger, privately-held competitor. We are puzzled by the Company's  failure to engage in anything more than limited  discussions with this  interested  party as well as the  Company's  rejection of other  potential acquirors since 2003. We therefore question whether the board and management are committed to maximizing value for its shareholders."

                                      -3-

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

On July 22, 2005, The Computer Horizons Full Value Committee (the  "Committee"),
together  with the other  participants  (as defined  below),  made a preliminary filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and  accompanying  proxy  card to be used to  solicit  votes  against a proposed
merger   involving   Computer   Horizons  Corp.  (the  "Company")  and  Analysts
International  Corporation to be submitted to a vote of the  shareholders of the
Company at a special meeting of shareholders scheduled to be held in August 2005
(the "Merger  Special  Meeting").  The  Committee  expects to prepare and file a definitive  proxy statement in connection with the Merger Special  Meeting.  The
Committee  has not yet filed a proxy  statement  with the SEC with regard to the special  meeting of  shareholders  to be held to replace the Company's  existing
Board of Directors.

THE COMMITTEE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENTS  AND OTHER PROXY  MATERIALS  AS THEY BECOME  AVAILABLE  BECAUSE  THEY
CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE
ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION,  THE PARTICIPANTS IN
THE  SOLICITATION  WILL PROVIDE COPIES OF THE PROXY  MATERIALS,  WITHOUT CHARGE,
UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY
SOLICITOR,  MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR
BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN THE PROXY  SOLICITATION  ARE CRESCENDO  PARTNERS II, L.P.,
SERIES R,  CRESCENDO  INVESTMENTS  II, LLC,  ERIC  ROSENFELD,  F. ANNETTE  SCOTT
FLORIDA TRUST,  RICHARD L. SCOTT FLORIDA TRUST, SCOTT FAMILY FLORIDA PARTNERSHIP
TRUST,  RICHARD L. SCOTT,  STEPHEN T. BRAUN AND THE COMPUTER HORIZONS FULL VALUE
COMMITTEE (THE "PARTICIPANTS"). INFORMATION REGARDING THE PARTICIPANTS AND THEIR
DIRECT OR INDIRECT  INTERESTS IS AVAILABLE IN THEIR  SCHEDULE 13D JOINTLY  FILED
WITH THE SEC ON JULY 22, 2005.

CONTACTS: MacKenzie Partners, Inc.
          Bob Sandhu:   212-378-7061
          Mark Harnett: 212-929-5877

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